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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): September 8, 2003

                                    DVI, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


         DELAWARE                      001-11077               22-2722773
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(State or Other Jurisdiction          (Commission              (IRS Employer
      of Formation)                    File Number)       Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929


       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  Other Events and Required FD Disclosure

On September 8, 2003, DVI, Inc., announced that it has arranged for $20 million in debtor-in-possession financing ("DIP") to be provided by Abelco Finance LLC. DVI said that it received interim approval to access the DIP facility from the U.S. Bankruptcy Court for the District of Delaware on Friday, September 5.

Copies of all pleadings and documents filed from time to time in proceedings before the Bankruptcy Court will be available at the Bankruptcy Court's internet website: www.deb.uscourts.gov. The Company is not incorporating such documents or pleadings by reference into any of its Securities and Exchange Act filings, and none of such documents and pleadings are to be considered "filed" by the Company with the SEC.

For additional information, reference is made to the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Exhibits

                  99.1     -     Press Release dated September 8, 2003



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    DVI, INC.

                                                    By:  /s/ Anthony J. Turek
                                                         -----------------------

Dated: September 12, 2003